EXECUTION VERSION

Please return documents with filing information to:

James R. Leeton, Jr.
Freeman Mills PC
400 W. Illinois, Suite 120
Midland, Texas 79701

ROOSEVELT COUNTY, MONTANA

FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

(As-extracted collateral including, but not limited to, oil, gas and other minerals)
(Nautilus Poplar LLC – Borrower)
(Mark W. Sparks – Trustee)
(West Texas State Bank – Lender)

Dated to be effective as of June 30, 2015

Please return documents with filing information to:

James R. Leeton, Jr.
Freeman Mills PC
400 W. Illinois, Suite 120
Midland, Texas 79701

THIS FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT CONTAINS A NOTICE OF SECURITY INSTRUMENT AFFECTING REAL PROPERTY IN EACH COUNTY IN WHICH IT IS RECORDED.

THIS INSTRUMENT SHALL BE EFFECTIVE AS, AMONG OTHER THINGS, A SECURITY AGREEMENT AND FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE. COLLATERAL INCLUDES FIXTURES AFFIXED TO, AS-EXTRACTED COLLATERAL (INCLUDING OIL, GAS AND OTHER MINERALS) PRODUCED FROM AND ACCOUNTS ATTRIBUTABLE THERETO, SAID PRODUCTION AND ACCOUNTS BEING FINANCED AT THE WELLHEAD OF THE WELLS LOCATED ON THE PROPERTIES IN THE EXHIBIT "A" TO THE ORIGINAL OIL AND GAS DEED OF TRUST, AS HEREINAFTER DEFINED, WHICH PROPERTIES AND DESCRIPTIONS THEREOF ARE INCORPORATED HEREIN BY REFERENCE AND AS DESCRIBED IN EXHIBIT "A," ATTACHED HERETO AND MADE A PART HEREOF.

FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

This First Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated to be effective as of **June 30, 2015** (this "First Amendment" or "First Amendment to Deed of Trust"), is by and between **NAUTILUS POPLAR LLC**, a Montana limited liability company, whose address is 1775 Sherman Street, Suite 1950, Denver, Colorado 80203 (herein collectively called "Grantor," whether one or more), and **WEST TEXAS STATE BANK**, whose address is 1501 W. University, Odessa, Texas 79764 (herein called "Lender").

WHEREAS, **NAUTILUS POPLAR LLC** (hereinafter sometimes referred to as "Borrower") executed that certain Promissory Note (Revolving Line of Credit Note) dated September 17, 2014 having an original commitment amount of $8,000,000.00 payable to Lender ("Original Note"), which Original Note is secured by that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated September 17, 2014, from Grantor to **MARK W. SPARKS, Trustee**, whose address is 1501 W. University, Odessa, Texas 79764 (herein called "Trustee"), for the benefit of Lender (the "Original Oil and Gas Deed of Trust"), recorded at the document number of the county set out in Schedule 1, attached hereto and made a part hereof, covering certain of Grantor's oil and gas properties, leases and lands described in Exhibit "A" to the Original Oil and Gas Deed of Trust, insofar and only insofar as to the Shallow Rights, which oil and gas properties, leases and lands and descriptions thereof, insofar and only insofar as to the Shallow Rights, are incorporated herein by reference; and

WHEREAS, Borrower has executed an Amended and Restated Promissory Note dated June 30, 2015 payable to Lender in the original principal amount of $5,500,000.00 (as it may be amended, restated, supplemented or otherwise modified from time to time, the "June 2015 Note") which June 2015 Note amends, restates and replaces in its entirety (but does not constitute a novation of) the Original Note described above; and

WHEREAS, the parties desire to amend the Original Oil and Gas Deed of Trust by this instrument so as to (a) confirm that the liens created by the Original Oil and Gas Deed of Trust secure the June 2015 Note set out above, (b) amend certain sections of the Original Oil and Gas Deed of Trust to include the language set out below and (c) otherwise conform the terms of the Original Oil and Gas Deed of Trust to the June 2015 Note.

NOW THEREFORE, in consideration of the premises set out above by Lender to the Grantor, the receipt and sufficiency of which is hereby acknowledged, Lender and Grantor hereby renew, extend, amend, continue and supplement the Original Oil and Gas Deed of Trust as follows:

SECTION I
Amendments to the Original Oil and Gas Deed of Trust

Section 1.1 Section 1.3 of the Original Oil and Gas Deed of Trust is hereby amended in its entirety to read as follows:

> "Section 1.3 Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:
>
> (a) Amended and Restated Promissory Note dated **June 30, 2015** in the original principal amount of **$5,500,000.00** executed by Borrower and payable to the order of Lender on or before **June 30, 2020** bearing interest as therein provided, and containing a provision for the payment of a reasonable additional amount as attorneys' fees, and all other notes given in substitution or replacement therefor or in modification, renewal or extension thereof, in whole or in part (such note(s), as from time to time supplemented, amended, or modified and all other notes given in substitution or

replacement therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note" and Lender and each subsequent holder of the Note or any part thereof or interest therein, or any of the other secured indebtedness being herein called "Noteholder");

(b) All indebtedness and other obligations owed to Noteholder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, the Loan Agreement as set out below, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the secured indebtedness or any part thereof or otherwise executed in connection with the loan evidenced or governed by the Note or the Loan Agreement (the Note, the Loan Agreement, this Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents"); and

(c) All other loans and future advances made by Noteholder to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Noteholder, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Noteholder or to a third party and subsequently acquired by Noteholder, including, without limitation, all obligations of Grantor to Noteholder in connection with letters of credit issued by Noteholder at the application of Grantor, it being contemplated that Grantor may hereafter become indebted to Noteholder for such further debts, obligations and liabilities."

Section 1.2 Section 1.4 of the Original Oil and Gas Deed of Trust is hereby amended in its entirety to read as follows:

"Section 1.4 [Intentionally Omitted]."

Section 1.3 Section 5.27 of the Original Oil and Gas Deed of Trust is hereby amended in its entirety to read as follows:

"Section 5.27 Loan Agreement. This Mortgage is subject to the terms and conditions of that certain Restated Loan Agreement dated as of June 30, 2015, by and between Borrower, Lender and Magellan Petroleum Corporation (as from time to time supplemented, amended and/or restated, the "Loan Agreement"). All capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement."

Section 1.4 Section 5.28 of the Original Oil and Gas Deed of Trust is hereby amended in its entirety to read as follows:

"Section 5.28 Maturity. The latest final maturity date of the Loan is June 30, 2020."

SECTION II
Ratification and Reaffirmation of Oil and Gas Deed of Trust

Grantor and Lender fully confirm and ratify the Original Oil and Gas Deed of Trust (as modified pursuant to this First Amendment), the Loan Agreement (as hereinafter defined) and all other Loan Documents (as defined in the Loan Agreement). Nothing in this First Amendment is intended to waive any rights or remedies of Lender under the Original Oil and Gas Deed of Trust, or any defaults of Grantor under the Original Oil and Gas Deed of Trust. The Original Oil and Gas Deed of Trust, as amended by this First Amendment, shall continue to be a valid and subsisting lien against the Mortgaged Property. No novation of the Loan Documents is created hereby.

SECTION III
Warranties, Covenants and Agreements

Grantor hereby represents and warrants to Lender that, as of the date hereof after giving effect to this First Amendment, each of the representations and warranties set forth in the Original Oil and Gas Deed of Trust, as amended hereby, are true and correct in all material respects, except to the extent any such representations and warranties expressly relate to an earlier date. All covenants and agreements (together with the remedies) contained in the Original Oil and Gas Deed of Trust, as amended by this First Amendment, are in full force and effect as of the effective date hereof and shall apply to the Mortgaged Property to the same extent and with the same force and effect as set forth in the Original Oil and Gas Deed of Trust, as amended by this First Amendment.

SECTION IV
Miscellaneous Provisions

Section 4.1 This First Amendment shall be considered as an amendment and supplement to the Original Oil and Gas Deed of Trust and except as herein expressly amended and/or supplemented, the Original Oil and Gas Deed of Trust is hereby ratified, approved and confirmed in every respect and all references to the "Mortgage" in the Original Oil and Gas Deed of Trust and in any other Loan Document shall hereinafter be deemed to refer to the Original Oil and Gas Deed of Trust as amended hereby.

Section 4.2 With respect to all personal property constituting a part of the Mortgaged Properties, the Original Oil and Gas Deed of Trust, as amended by this First Amendment, shall also be effective as an amended chattel mortgage and/or security agreement.

Section 4.3 Except as amended hereby, the Original Oil and Gas Deed of Trust shall remain in full force and effect. Nothing in this First Amendment releases any right, claim, lien, security interest or entitlement of the Trustee or Lender created by or contained in the Original Oil and Gas Deed of Trust nor, except as set forth in this First Amendment, releases the Grantor from any covenant, warranty or obligation created by or contained in the Original Oil and Gas Deed of Trust.

Section 4.4 The indebtedness evidenced by the June 2015 Note is in substitution and exchange for, but not in payment of (and does not constitute a novation of), the indebtedness evidenced by the Original Note described above, the liens and security interests which secured the payment of the Original Note now secure the June 2015 Note, and nothing contained herein shall be deemed to release or terminate any lien or security interest which secured the payment of the Original Note and now secures the June 2015 Note.

Section 4.5 The Original Oil and Gas Deed of Trust as amended hereby contains after-acquired property provisions and secures future advances. This First Amendment amends and supplements the Original Oil and Gas Deed of Trust and such Original Oil and Gas Deed of Trust, as amended by this First Amendment, is a deed of trust and mortgage of both real and personal property, a security agreement, an assignment of production and a financing statement and also covers proceeds and fixtures. The Original Oil and Gas Deed of Trust, as amended by this First Amendment, shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the properties covered by the Original Oil and Gas Deed of Trust as amended hereby and this First Amendment is to be filed for record in the real estate records of each county where any part of such property (including such fixtures) is situated. The Original Oil and Gas Deed of Trust, as amended by this First Amendment, shall also be effective as a financing statement covering as-extracted collateral (including oil, gas, minerals or the like).

Section 4.6 **THE OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS ARE PERFORMABLE IN ECTOR COUNTY, TEXAS. ANY SUIT, ACTION OR PROCEEDING AGAINST THE BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS,**

COUNTY OF ECTOR, OR IN THE UNITED STATES COURTS LOCATED IN ECTOR COUNTY, TEXAS AND THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURT BY THE MAILING THEREOF BY LENDER BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER, AS APPLICABLE, AT THE ADDRESS FOR NOTICES AS PROVIDED IN THE ORIGINAL OIL AND GAS DEED OF TRUST, AS AMENDED. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF ECTOR, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 4.7 WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS FIRST AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES GRANTED HEREIN, IN WHICH CASE, THE LAW OF SUCH OTHER STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

Section 4.8 The terms, provisions, covenants and conditions hereof shall be binding upon the Grantor and its respective successors and assigns and shall inure to the benefit of the Lender and its successors and assigns and shall constitute covenants running with the land described in Exhibit A. All references in this First Amendment to Grantor and Lender shall be deemed to include all such successors and assigns.

Section 4.9 This First Amendment and the Original Oil and Gas Deed of Trust are subject to the terms and conditions of that certain Restated Loan Agreement dated as of the effective date of this First Amendment, by and between Borrower, Lender and Magellan Petroleum Corporation (as from time to time supplemented, amended and/or restated, the "Loan Agreement"). All capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement.

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(signature page follows)

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NOTICE

THIS FIRST AMENDMENT TO DEED OF TRUST, THE ORIGINAL OIL AND GAS DEED OF TRUST, THE JUNE 15 NOTE, THE PLEDGE AGREEMENT AND ACCOMPANYING UCC-1 FINANCING STATEMENTS, GUARANTY AND LOAN AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS EXECUTED AT OR NEAR THE TIME OF EXECUTION OF THIS DOCUMENT CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this First Amendment is dated to be effective as of the date set out above, although is executed on the date of the acknowledgments annexed hereto.

GRANTOR:

NAUTILUS POPLAR LLC, a Montana limited liability company

By: **Magellan Petroleum Corporation, its manager**

By: ______________________________
Antoine Lafargue, Chief Financial Officer

LENDER:

WEST TEXAS STATE BANK

By: ______________________________
Les W. Robbins, President-Midland

STATE OF COLORADO §
§
COUNTY OF Denver §

This instrument was acknowledged before me on this the 01 day of ~~June~~ July, 2015, by Antoine Lafargue, as Chief Financial Officer of MAGELLAN PETROLEUM CORPORATION, the manager of NAUTILUS POPLAR LLC, a Montana limited liability company, on behalf of said limited liability company.

SANDRA N. SANCHEZ
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 19984020506
MY COMMISSION EXPIRES NOVEMBER 25, 2015

Sandra N. Sanchez
NOTARY PUBLIC, STATE OF COLORADO

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STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 30th day of June, 2015, by LES W. ROBBINS, as President-Midland of WEST TEXAS STATE BANK, on behalf of said bank.

JAMES R. LEETON JR.
NOTARY PUBLIC
STATE OF TEXAS
EXPIRES
01-09-2018

NOTARY PUBLIC, STATE OF TEXAS

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SCHEDULE 1

Attached to and made a part of that certain First Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement to be effective as of June 30, 2015, from NAUTILUS POPLAR LLC, as Grantor, for the benefit of WEST TEXAS STATE BANK, as Lender.

Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated September 17, 2014 ("Original Oil and Gas Deed of Trust") from Nautilus Poplar LLC for the benefit of West Texas State Bank, covering certain of Grantor's oil and gas properties, leases and lands described in Exhibit "A" to the Original Oil and Gas Deed of Trust, insofar and only insofar as to the Shallow Rights (as defined in the Original Oil and Gas Deed of Trust), which oil and gas properties, leases and lands and descriptions thereof, insofar and only insofar as to the Shallow Rights, are incorporated herein by reference, having the Document No. of the county set out below:

COUNTY, STATE	DOCUMENT NO.	RECORDS
Roosevelt County, Montana	406099	Mortgage Property

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EXHIBIT "A"

Attached to and made a part of that certain First Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement to be effective as of June 30, 2015, from NAUTILUS POPLAR LLC, as Grantor, for the benefit of WEST TEXAS STATE BANK, as Lender.

1. If applicable, the terms "BPO WI" and "BPO NRI" in this Exhibit "A" specify the warranted working interest and net revenue interest of Grantor in a particular well or property before the occurrence of a particular event such as payout of costs with respect to such well or property. The terms "APO WI" and "APO NRI" in this Exhibit "A" specify the warranted working interest and net revenue interest of Grantor in a particular well or property after the occurrence of a particular event such as payout of costs with respect to such well or property.

2. Within each Lease or Assignment description, the following explanations apply:

"Lessor" and "Lessee" refer to the original lessor and lessee set forth in the lease.

"Assignor" and "Assignee" refer to the parties identified in a particular document transferring an interest in the affected properties to Grantor.

The descriptions are given by fractions of each section, Section number, Township and Range. For example,

T = Township, R = Range, Blk. = Block, Sec. = Section, N = North, S = South, E = East, W = West

The descriptions may also include characterizations of interests described by abbreviations. For example,

APO = "after pay-out", BPO = "before payout", WI = "working interest", NRI = "net revenue interest", RI = "royalty interest", ORRI = "overriding royalty interest"

The designation "T-29-N, R-50-E" or "T29N-R50E" refers to Township 29 North, Range 50 East. The description "NE/4 of the NE/4 of Section 36, T-29-N, R-50-E" or "Sec 36: NENE, T29N-R50E " refers to the Northeast quarter of the Northeast quarter of Section 36, Township 29 North, Range 50 East, Roosevelt County, Montana.

Fractions are fractions of a section. Fractions may also be written with alpha characters as numerators and numeric characters as denominators. For example, NW/4 = the Northwest one-quarter of a section.

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ROOSEVELT COUNTY, MONTANA

See Pages 1 through and including 19, attached hereto and made a part hereof, all of such lands and leases being located in Roosevelt County, Montana.

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Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	[illegible] Net Revenue Interest	[illegible] Net Revenue Interest
25-085-12617	OG	EVA DENNY WHITE AND DAVID L. WHITE, WH, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3612)	40.00000	12/20/1950	T29N-R50E SEC 35: NENE	T29N-R50E SEC 35: NE4NE4	116	55	1.00000000	0.87500000	0.87500000
25-085-12616	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4106)	150.33000	12/20/1950	T29N-R52E SEC 6: LOTS 3 (40.03), 4 (35.23, A/D/A NWNW), 5 (35.26, A/D/A SWNW), SENW	T29N-R52E SEC 6: LOTS 3 (40.03), 4 (35.23, A/D/A NW4NW4), 5 (35.26, A/D/A SW4NW4), SE4NW4	114	257	1.00000000	0.87500000	0.87500000
25-085-12620	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4100)	80.00000	5/18/1951	T29N-R51E SEC 7: N2SE	T29N-R51E SEC 7: N2SE4	114	151	1.00000000	0.87500000	0.87500000
25-085-12621	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4098)	200.00000	5/8/1951	T29N-R50E SEC 14: E2NE, SWNE, SE	T29N-R50E SEC 14: E2NE4, SW4NE4, SE4	114	165	1.00000000	0.87500000	0.87500000
25-085-12622	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4097)	40.00000	5/8/1951	T29N-R51E SEC 29: NENE	T29N-R51E SEC 29: NE4NE4	114	155	1.00000000	0.87500000	0.87500000
25-085-12623	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4096)	220.00000	5/9/1951	T29N-R51E SEC 19: SESW, E2NW, W2NE	T29N-R51E SEC 19: SE4SW4, E2NW4, W2NE4	114	134	1.00000000	0.87500000	0.87500000
25-085-12624	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4095)	119.28000	5/10/1951	T29N-R50E SEC 12: NESE T29N-R51E SEC 7: LOT 3 (39.28, A/D/A NWSW), NESW	T29N-R50E SEC 12: NE4SE4 T29N-R51E SEC 7: LOT 3 (39.28, A/D/A NW4SW4), …	114	144	1.00000000	0.87500000	0.87500000
25-085-12625	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4094)	39.69000	1/10/1951	T29N-R51E SEC 30: LOT 1 (39.60, A/D/A NWNW)	T29N-R51E SEC 30: LOT 1 (39.60, A/D/A NW4NW4)	114	137	1.00000000	0.87500000	0.87500000
25-085-12626	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4093)	40.00000	5/2/1951	T29N-R51E SEC 28: NENW	T29N-R51E SEC 28: NE4NW4	114	139	1.00000000	0.87500000	0.87500000
25-085-12627	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4100)	60.00000	5/15/1951	T29N-R51E SEC 4: SWNE, S2NENW	T29N-R51E SEC 4: SW4NE4, S2NE4NW4	114	221	1.00000000	0.87500000	0.87500000
25-085-12628	OG	ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO GERALD WINSTON MURR THEN CURRENT OWNER IN 1954	C. H. MURPHY, JR. (4103)	40.00000	1/9/1951	T29N-R51E SEC 31: SEAW	T29N-R51E SEC 31: SE4NW4	114	193	1.00000000	0.87500000	0.87500000
25-085-12629	OG	ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO RUBY MARIE GREGG RASOR THEN CURRENT OWNER IN 1956	C. H. MURPHY, JR. (4104)	30.00000	1/10/1951	T29N-R51E SEC 32: N2NESW	T29N-R51E SEC 32: N2NE4SW4	114	200	1.00000000	0.87500000	0.87500000
25-085-12630	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4103)	440.00000	1/10/1951	T29N-R51E SEC 21: E2NE, N2SE, E2SW, SWSW SEC 28: NWSW, W2NW SEC 29: NESE	T29N-R51E SEC 21: E2NE4, N2SE4, E2SW4, SW4SW4 SEC 28: NW4SW4, W2NW4 SEC 29: NE4SE4	114	186	1.00000000	0.87500000	0.87500000
25-085-12632	OG	ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO HERMAN E. HALLAND, A SINGLE MAN THEN CURRENT OWNER IN 1955	C. H. MURPHY, JR. (4102)	40.00000	1/10/1951	T29N-R51E SEC 31: LOT 4 (40.06, A/D/A SWSW)	T29N-R51E SEC 31: LOT 4 (40.06, A/D/A SW4SW4)	114	179	1.00000000	0.87500000	0.87500000
25-085-12640	OG	JAMES MELBOURNE, SINGLE ESTELLE AND TEMPER BRIGH ALBERT BRIEN, WH OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3004)	40.00000	5/26/1950	T29N-R51E SEC 32: SESW	T29N-R51E SEC 32: SE4SW4	111	375	1.00000000	0.87500000	0.87500000
25-085-12641	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4101)	232.40000	2/23/1951	T29N-R51E SEC 19: LOTS 1 (39.55, A/D/A NWNW), 2 (39.61, A/D/A SWNW), 3 (39.65, A/D/A NWSW), 4 (39.65, A/D/A SWSW), NESW, SWSE	T29N-R51E SEC 19: LOTS 1 (39.55, A/D/A NW4NW4), 2 (39.51, A/D/A SW4NW4), 3 (39.55, A/D/A NW4SW4), 4 (39.65, A/D/A SW4SW4), …	114	292	1.00000000	0.87500000	0.87500000
25-085-12642	OG	JOHN MELVIN YOUNGMAN ANNE YOUNGMAN, HW, ET AL OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3411)	20.00000	2/26/1951	T29N-R51E SEC 26: N2SWNW	T29N-R51E SEC 26: N2SW4NW4	114	370	1.00000000	0.87500000	0.87500000

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue
25-085-12543	OG	GLENN W. ZIMMERMAN MARGARET E. ZIMMERMAN, H/W	THE CARTER OIL COMPANY	160.00000	1/27/1949	T29N-R51E SEC 28: SE	T29N-R51E SEC 28: SE/4	84	356	1.00000000	0.87500000	0.87500000
25-085-12544	OG	BUREAU OF LAND MANAGEMENT AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	ESTHER S. SCHMIDT	1,240.00000	3/1/1950	T29N-R51E SEC 3: SE SEC 4: SWNW SEC 11: S2 SEC 12: W2, W2NE, NENE SEC 13: NW SEC 15: NE, SENW T29N-R51E SEC 30: NESW	T29N-R51E SEC 3: SE/4 SEC 4: SW/4NW/4 SEC 11: S/2 SEC 12: W/2, W/2NE/4, NE/4NE/4 SEC 13: NW/4 SEC 15: NE/4, SE/4NW/4 T29N-R51E SEC 30: NE/4SW/4	113	249	1.00000000	0.86500000	0.86500000
25-085-12545	OG	FRED J. REYNOLDS MARY F. REYNOLDS, H/W	THE CARTER OIL COMPANY	280.00000	2/12/1952	T28N-R51E SEC 9: NWNE SEC 10: SE, E2SW	T28N-R51E SEC 9: NW/4NE/4 SEC 10: SE/4, E/2SW/4	115	306	1.00000000	0.87500000	0.87500000
25-085-12546	OG	WILLIAM YOUNGMAN #1 CHARLES JONES SR. WILLIAM YOUNGMAN #2 STELLA YOUNGMAN DOUGLAS YOUNGMAN EVA YOUNGMAN JOSEPHINE YOUNGMAN YOUPEE LEROY YOUPEE CHRISTINE YOUNGMAN NECKLACE FELIX NECKLACE NETTIE YOUNGMAN LAWRENCE YOUNGMAN RITA L. YOUNGMAN MICHAEL WAYNE YOUNGMAN FLORENCE R. YOUNGMAN OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3815)	40.00000	9/28/1950	T29N-R51E SEC 31: NESE	T29N-R51E SEC 31: NE/4SE/4	114	15	1.00000000	0.87500000	0.87500000
25-085-12547	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3485)	360.00000	3/20/1950	T29N-R51E SEC 29: SESE SEC 33: W2	T29N-R51E SEC 29: SE/4SE/4 SEC 33: W/2	110	52	1.00000000	0.87500000	0.87500000
25-085-12548	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3817-A)	40.00000	3/5/1951	T29N-R51E SEC 22: NWSE	T29N-R51E SEC 22: NW/4SE/4	114	255	1.00000000	0.87500000	0.87500000
25-085-12553	OG	MAUDE FOOTE BUCKLES, WIDOW AUSTIN R. BUCKLES & AUDREY E. BUCKLES H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3486)	120.00000	3/31/1950	T28N-R51E SEC 8: NESE SEC 22: E2NE	T28N-R51E SEC 8: NE/4SE/4 SEC 22: E/2NE/4	110	61	1.00000000	0.87500000	0.87500000
25-085-12554	OG	WINONA SIMONS SHANLEY ERVIN J. SHANLEY, W/H	C. H. MURPHY, JR. (3453)	160.00000	2/5/1951	T29N-R51E SEC 26: S2SWNW, NWSW SEC 27: N2SE	T29N-R51E SEC 26: S/2SW/4NW/4, NW/4SW/4 SEC 27: N/2SE/4	113	563	1.00000000	0.87500000	0.87500000
25-085-12555	OG	LEWIS JAMES SAYERS CHRISTINE M. SAYERS OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3591)	40.00000	10/16/1950	T29N-R51E SEC 17: SENW	T29N-R51E SEC 17: SE/4NW/4	114	45	1.00000000	0.87500000	0.87500000

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue
25-085-12016	OG	GEORGE B. BLOUNT CLARA R. E. BLOUNT, H/W HENRY BLOUNT MELISSA H. BLOUNT AIDIA ROSE LONG BAUER EDWARD E. BAUER PHILLIPPENA MCCLAMMY ADDIE M. HOVERMAN, SANDERS PHILLIPENA LONG DENNY GEORGE DENNY OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3597)	120.00000	10/16/1950	T29N-R51E SEC 1: LOT 2 (40.08, AKA NWNE), S2NE	T29N-R51E SEC 1: LOT 2 (40.08, AKA NW/4NE/4), S2NE/4	114	56	1.00000000	0.87500000	0.87500000
25-085-12557	OG	JEANNIE A. CULBERTSON COOPER DALE COOPER, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3626)	40.00000	10/16/1950	T29N-R51E SEC 29: NWNW	T29N-R51E SEC 29: NW/4NW/4	114	41 or 45	1.00000000	0.87500000	0.87500000
25-085-12558	OG	JULIUS YOUNGMAN LIZZIE C. YOUNGMAN, H/W HOWARD RUSSELL MARGARET ELK RUSSELL BESSIE BROWN FERKO JOHN FERKO WILLIS TAYLOR ROGER BROWN JOHN LONGTREE JR ESTHER MELBOURNE LONGTREE MARK LONGTREE CLARENCE DALE LONGTREE ALICE L. LONGTREE IDA LONGTREE ALICE MARIE LONGTREE CROWE SHERMAN CROWE OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3612)	280.00000	10/27/1950	T29N-R51E SEC 22: W2SE, SESE SEC 27: NE	T29N-R51E SEC 22: W2SE/4, SE/4SE/4 SEC 27: NE/4	114	72	1.00000000	0.87500000	0.87500000
25-085-12559	OG	ANGELINE TAKES THE SHIELD IRON BEAR CHARLES IRON BEAR CARMELIA LAMBERT MAGDALENE STRETCHES HIMSELF CHARLES HALL JR. ELIZABETH CANTRELL ST. GERMAINE ARTHUR ST. GERMAINE ELWOOD GENE HALL CHARLENE LOU HALL MELVIN JAMES HALL EVERETT HALL GLADYS RENA HALL LUCILLE HALL OF THE SIOUX TRIBE	C. H. MURPHY, JR (3616)	80.00000	10/13/1950	T29N-R50E SEC 12: N2SW	T29N-R50E SEC 12: N2SW/4	114	28	1.00000000	0.87500000	0.87500000
25-085-12560	OG	JOHN MELVIN YOUNGMAN ANNE YOUNGMAN, H/W OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (6110)	40.00000	10/21/1953	T29N-R51E SEC 9: NESE	T29N-R51E SEC 9: NE/4SE/4	150	59	1.00000000	0.87500000	0.87500000
25-085-12687.000	OG	BUREAU OF LAND MANAGEMENT AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	HENRY H. FORSMAN	523.03000	10/11/1949	T29N-R51E SEC 23: N2, N2S2, N2S2SW, N2SWSE, NWSESE SEC 24: SWNW, N2SENW, SWSENW	T29N-R51E SEC 23: N/2, N2S/2, N2S/2SW/4, N2SW/4SE/4, NW/4SE/4SE/4 SEC 24: SW/4NW/4, N2SE/4NW/4, SW/4SE/4NW/4	111	249	1.00000000	[illegible]	[illegible]

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	[illegible]
25-085-12652.001	OG	BUREAU OF LAND MANAGEMENT, AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	HENRY H. FOREMAN	100.00000	10/1/1949	T28N-R51E SEC 23: NESESE, S2S2S2 SEC 24: SESSWW	T28N-R51E SEC 23: NE/4SE/4SE/4, S/2S/2S/2 SEC 24: SE/4SE/4NW/4	112	249	1.00000000	0.86500000	0.86500000
25-085-12654.001	OG	EVA DENNY WHITE AND DAVID L. WHITE, WIFE AND HUSBAND, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862)	40.00000	11/10/1950	T29N-R50E SEC 30: NESE	T29N-R50E SEC 30: NE/4SE/4	116	59	1.00000000	0.87500000	0.87500000
25-085-12654.002	OG	DENNEY FRANK HUTCHESON EVELYN HUTCHESON, H/W MABLE HUTCHESON ARNOLD RALPH E. ARNOLD, W/H RUTH HUTCHESON WILSON DONAL L. WILSON, W/H LOLA L. HUTCHESON, SINGLE FRANK PORTER HUTCHESON, SINGLE OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862-A)	40.00000	6/1/1951	T29N-R50E SEC 30: NESE	T29N-R50E SEC 30: NE/4SE/4	119	130	1.00000000	0.87500000	0.87500000
25-085-12654.003	OG	MAYBELLE ATCHESON, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862-B)	40.00000	7/3/1951	T29N-R50E SEC 30: NESE, NENE	T29N-R50E SEC 30: NE/4SE/4, NE/4NE/4	119	137	1.00000000	0.87500000	0.87500000
25-085-12654.004	OG	BEULAH I. DENNY, A WIDOW FRANK A. DENNY, SINGLE CLAIRE I. SJORDAL HARTZEL SJORDAL, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862-C)	40.00000	7/22/1951	T29N-R50E SEC 30: NESE, NENE	T29N-R50E SEC 30: NE/4SE/4, NE/4NE/4	119	124	1.00000000	0.87500000	0.87500000
25-085-12681	OG	ASSINIBOINE-SIOUX TRIBES	RICHFIELD OIL CORPORATION	80.00000	4/2/1954	T29N-R50E SEC 12: E2NE	T29N-R50E SEC 12: E/2NE/4	160	36	1.00000000	0.87500000	0.87500000
25-085-12682	OG	LEONARD J. SMITH LUCILLE B. SMITH, H/W OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1954	C. H. MURPHY, JR. (3612)	40.00000	10/15/1950	T28N-R51E SEC 22: SWNE	T28N-R51E SEC 22: SW/4NE/4	114	9	1.00000000	0.87500000	0.87500000
25-085-12685	OG	WILLIAM WESTBRIGHT NO 2, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3616)	40.00000	5/27/1950	T28N-R51E SEC 9: SWNE	T28N-R51E SEC 9: SW/4NE/4	110	238	1.00000000	0.87500000	0.87500000
25-085-12686	OG	ELAINE ADELAIDE GOINGS ARMSTRONG, OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	T29N-R50E SEC 10: SE/4 SEC 11: SW/4	344	136	0.75000000	0.80702215	0.60526660
25-085-12686.002	OG	LOIS GOINGS YVONNE MACKENZIE OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	T29N-R50E SEC 10: SE/4 SEC 11: SW/4	344	141	0.75000000	0.80702215	0.60526660
25-085-12686.003	OG	FRANCIS LOUIS GOINGS CHRISTINA GOINGS OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/23/1974	T29N-R50E SEC 10: SE SEC 11: SW	T29N-R50E SEC 10: SE/4 SEC 11: SW/4	344	147	0.75000000	0.80702215	0.60526660
25-085-12686.004	OG	LOUISE GOINGS ARCASA OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	T29N-R50E SEC 10: SE/4 SEC 11: SW/4	344	152	0.75000000	0.80702215	0.60526660
25-085-12686.005	OG	JEANETTE ELIZABETH GOINGS HAUSER OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	T29N-R50E SEC 10: SE/4 SEC 11: SW/4	344	157	0.75000000	0.80702215	0.60526660

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Royalty Net Revenue Interest
25-085-12687	OG	PATRICK LEO FOOTE, UNDETERMINED ESTATE NELDA IRON BEAR DOME OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	120.00000	10/22/1974	T25N-R50E SEC 10: S2NW, SWNE	T25N-R50E SEC 10: S/2NW/4, SW/4NE/4	344	118	0.75000000	0.83333333	0.62500000
25-085-12687.002	OG	NELDA IRON BEAR DOME OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	120.00000	10/22/1974	T25N-R50E SEC 10: S2NW, SWNE	T25N-R50E SEC 10: S/2NW/4, SW/4NE/4	344	174	0.75000000	0.83333333	0.62500000
25-085-12691	OG	MARY FOOTE, A SINGLE WOMAN, MAUDE BUCKLES, A SINGLE WOMAN, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3577)	320.00000	11/30/1950	T28N-R51E SEC 14: W2	T28N-R51E SEC 14: W/2	314	97	1.00000000	0.87500000	0.87500000
25-085-12692	OG	MARY FOOTE, A SINGLE WOMAN, MAUDE BUCKLES, A SINGLE WOMAN, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3578)	160.00000	11/30/1950	T28N-R51E SEC 14: SE	T28N-R51E SEC 14: SE/4	319	463	1.00000000	0.87500000	0.87500000
25-085-12693	OG	ASSINIBOINE-SIOUX TRIBES REGINALD BIRTHMARK	C. H. MURPHY, JR. (3816-A)	20.00000	7/23/1951	T25N-R51E SEC 20: S2SESE	T25N-R51E SEC 20: S/2SE/4SE/4	319	74	1.00000000	0.87500000	0.87500000
25-085-12694	OG	ASSINIBOINE-SIOUX TRIBES REGINALD BIRTHMARK	C. H. MURPHY, JR. (3816-B)	20.00000	7/23/1951	T25N-R51E SEC 21: E2NWSW	T25N-R51E SEC 21: E/2NW/4SW/4	319	81	1.00000000	0.87500000	0.87500000
25-085-12695	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4672)	120.00000	7/23/1951	T28N-R50E SEC 11: SESE SEC 12: S2SW	T28N-R50E SEC 11: SE/4SE/4 SEC 12: S/2SW/4	332	532	1.00000000	0.87500000	0.87500000
25-085-12696	OG	BIRDIE LESTER VANCE LEROY VANCE, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3569)	240.00000	7/23/1950	T28N-R51E SEC 10: NW, W2SW	T28N-R51E SEC 10: NW/4, W/2SW/4	311	537	1.00000000	0.87500000	0.87500000
25-085-12697	OG	ETHEL WAINRIGHT ATKINSON, A WIDOW OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3843)	40.00000	7/18/1950	T28N-R51E SEC 4: SWSE	T28N-R51E SEC 4: SW/4SE/4	311	335	1.00000000	0.87500000	0.87500000
25-085-12698	OG	JOHN LONGTREE JR ESTHER MELBOURNE LONGTREE, H/W MARK LONGTREE, SINGLE CLARENCE DALE LONGTREE ALICE L. LONGTREE, H/W IDA LONGTREE, SINGLE ALICE MARIE LONGTREE CROWE SHERMAN CROWE, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3820)	120.00000	7/13/1950	T29N-R51E SEC 22: S2NW, NWNW	T29N-R51E SEC 22: S/2NW/4, NW/4NW/4	311	335	1.00000000	0.87500000	0.87500000
25-085-12699	OG	MARK LONGTREE, SINGLE CLARENCE DALE LONGTREE ALICE L. LONGTREE, H/W IDA LONGTREE, SINGLE ALICE MARIE LONGTREE CROWE SHERMAN CROWE, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3819)	320.00000	7/13/1950	T29N-R51E SEC 22: SW SEC 27: NW	T29N-R51E SEC 22: SW/4 SEC 27: NW/4	311	531	1.00000000	0.87500000	0.87500000
25-085-12700	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4673)	280.00000	7/18/1951	T29N-R51E SEC 26: SWSW SEC 27: SW, S2SE	T29N-R51E SEC 26: SW/4SW/4 SEC 27: SW/4, S/2SE/4	319	88	1.00000000	0.87500000	0.87500000
25-085-12701	OG	BUREAU OF LAND MANAGEMENT AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	ROCKWOOD BROWN	560.00000	7/9/1959	T28N-R50E SEC 13: E2 SEC 24: E2, NENW	T28N-R50E SEC 13: E/2 SEC 24: E/2, NE/4NW/4	332	249	1.00000000	0.85500000	0.85500000

*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Dynamic Net Revenue
25-085-12702	OG	JAMES SEEDS JOSEPHINE SEEDS, H/W RELINQUISHED IN 1976	C. H. MURPHY, JR. (3821)	160.00000	7/12/1950	T29N-R51E SEC 14: NE	T29N-R51E SEC 14: NE/4	111	572	1.00000000	0.87500000	0.87500000
25-085-12703	OG	VINA COULTER WAKAN ALBERT WAKAN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3514)	40.00000	7/12/1950	T29N-R51E SEC 30: NENW	T29N-R51E SEC 30: NE/4NW/4	111	595	1.00000000	0.87500000	0.87500000
25-085-12704	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3460)	40.00000	5/6/1950	T29N-R51E SEC 32: NWNE	T29N-R51E SEC 32: NW/4NE/4	110	31	1.00000000	0.87500000	0.87500000
25-085-12705	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3461)	360.00000	5/6/1950	T29N-R51E SEC 32: NENE SEC 33: E2	T29N-R51E SEC 32: NE/4NE/4 SEC 33: E/2	110	37	1.00000000	0.87500000	0.87500000
25-085-12706	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3462)	40.00000	5/6/1950	T29N-R51E SEC 29: SWSE	T29N-R51E SEC 29: SW/4SE/4	110	43	1.00000000	0.87500000	0.87500000
25-085-12707	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3463)	40.00000	5/6/1950	T29N-R51E SEC 32: SENE	T29N-R51E SEC 32: SE/4NE/4	110	46	1.00000000	0.87500000	0.87500000
25-085-12708	OG	JESSE VERNON PEREAU STELLA B. PEREAU, H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3469)	40.00000	5/6/1950	T29N-R51E SEC 17: SESE	T29N-R51E SEC 17: SE/4SE/4	110	135	1.00000000	0.87500000	0.87500000
25-085-12709	OG	DOUGLAS YOUNGMAN EVA L R. YOUNGMAN, H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3400)	40.00000	5/6/1950	T29N-R51E SEC 31: NESW	T29N-R51E SEC 31: NE/4SW/4	110	138	1.00000000	0.87500000	0.87500000
25-085-12710	OG	CAROLINE RED, SINGLE WOMAN OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3497)	39.77000	5/6/1950	T29N-R51E SEC 30: LOT 4 (39.77, A/D/A SWSW)	T29N-R51E SEC 30: LOT 4 (39.77, A/D/A SW/4SW/4)	110	137	1.00000000	0.87500000	0.87500000
25-085-12711	OG	DOLLY C. AKERS, AKA SARAH SMITH AKERS, & JOHN J. AKERS, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3515)	40.00000	5/6/1950	T29N-R51E SEC 30: SENW	T29N-R51E SEC 30: SE/4NW/4	110	145	1.00000000	0.87500000	0.87500000
25-085-12712	OG	MABEL DUPREE DANIELS RANDOLPH DANIELS, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3514)	40.00000	5/6/1950	T29N-R51E SEC 29: NWNW	T29N-R51E SEC 29: NW/4NW/4	110	148	1.00000000	0.87500000	0.87500000
25-085-12713	OG	ALICE ANNIE FOOTE, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3558)	40.00000	5/6/1950	T28N-R51E SEC 4: LOT 1 (40.00, A/D/A NENE)	T28N-R51E SEC 4: LOT 1 (40.00, A/D/A NE/4NE/4)	110	154	1.00000000	0.87500000	0.87500000
25-085-12714	OG	AUSTIN R. BUCKLES, AKA AUSTIN R. SCOTT & AUDREY M. BUCKLES, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3519)	40.00000	5/12/1950	T28N-R51E SEC 4: SENE	T28N-R51E SEC 4: SE/4NE/4	110	152	1.00000000	0.87500000	0.87500000
25-085-12715	OG	MABEL B. FOOTE BIGHORN JACOB BIGHORN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3520)	39.98000	5/6/1950	T28N-R51E SEC 4: LOT 2 (39.98, A/D/A NWNE)	T28N-R51E SEC 4: LOT 2 (39.98, A/D/A NW/4NE/4)	110	153	1.00000000	0.87500000	0.87500000
25-085-12716	OG	WILLIAM YOUNGMAN #2 STELLA C. YOUNGMAN, H/W	C. H. MURPHY, JR. (3521)	40.00000	5/3/1950	T29N-R51E SEC 31: NWSE	T29N-R51E SEC 31: NW/4SE/4	110	156	1.00000000	0.87500000	0.87500000
25-085-12717	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H	C. H. MURPHY, JR. (3454)	40.00000	5/6/1950	T29N-R51E SEC 30: SWNE	T29N-R51E SEC 30: SW/4NE/4	110	49	1.00000000	0.87500000	0.87500000

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Resultant Net Revenue Interest
25-085-12718-A	OG	JAMES HELMER MARJORIE L. HELMER, H/W OF THE SIOUX TRIBE, RELINQUISHED	C. H. MURPHY, JR. (3479)	200.00000	5/8/1950	T29N-R51E SEC 20: NWNW T28N-R52E SEC 20: NW	T29N-R51E SEC 20: NW4NW4 T28N-R52E SEC 20: NW4	110	88	1.00000000	0.85000000	0.85000000
25-085-12719	OG	CHARLES ROBBINS JULIE ROBBINS, H/W OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3480)	160.00000	5/8/1950	T29N-R50E SEC 21: N2NE, SENE T29N-R51E SEC 31: NENW	T29N-R50E SEC 21: N2NE4, SE4NE4 T29N-R51E SEC 31: NE4NW4	110	91	1.00000000	0.87500000	0.87500000
25-085-12720	OG	MALCOLM DANIEL SMITH RELINQUISHED, DATE UNKNOWN	C. H. MURPHY, JR. (3498)	279.28000	5/15/1950	T29N-R51E SEC 7: LOT 4 (39.28, A/D/A SWSW), SESW, S2SE T29N-R50E SEC 12: S2SE, NWSE	T29N-R51E SEC 7: LOT 4 (39.28, A/D/A SW4SW4), SE4SW4, S2SE4 T29N-R50E SEC 12: S2SE4, NW4SE4	110	130	1.00000000	0.87500000	0.87500000
25-085-12721	OG	MARY RED FEATHER IRON BEAR HARRY IRON BEAR, W/H	C. H. MURPHY, JR. (3536)	40.00000	5/8/1950	T28N-R51E SEC 4: SENW	T28N-R51E SEC 4: SE4NW4	110	153	1.00000000	0.87500000	0.87500000
25-085-12722	OG	ADDIE M. HOVERMAN SANDERS, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3554)	320.00000	5/13/1950	T29N-R51E SEC 1: S2	T29N-R51E SEC 1: S/2	110	160	1.00000000	0.87500000	0.87500000
25-085-12723	OG	THOMAS TRINDER, A SINGLE MAN OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3556)	280.35000	5/8/1950	T29N-R51E SEC 2: LOTS 1 (40.19, A/D/A NENE), 2 (40.16, A/D/A NWNE), S2NE, N2SE T29N-R51E SEC 30: NWSE	T29N-R51E SEC 2: LOTS 1 (40.19, A/D/A NE4NE4), 2 (40.16, A/D/A NW4NE4), S2NE4, N2SE4 T29N-R51E SEC 30: NW4SE4	110	165	1.00000000	0.87500000	0.87500000
25-085-12724	OG	BESSIE F. MCDONALD PALMER HAROLD PALMER, W/H OF THE ASSINIBOINE TRIBE RELING TO BESSIE F. MCDONALD PALMER IN 1954	C. H. MURPHY, JR. (3557)	40.00000	5/8/1950	T29N-R51E SEC 36: SWSE	T29N-R51E SEC 36: SW4SE4	110	200	1.00000000	0.87500000	0.87500000
25-085-12725	OG	CATHERINE EDER, SINGLE WOMAN, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3563)	20.00000	5/8/1950	T29N-R51E SEC 32: S2NESW	T29N-R51E SEC 32: S/2NE/4SW/4	110	220	1.00000000	0.87500000	0.87500000
25-085-12726	OG	ROSE MARY TRINDER SCHMID ELDOR JONES SCHMID, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3571)	40.00000	5/8/1950	T29N-R51E SEC 29: NESW	T29N-R51E SEC 29: NE4SW4	110	235	1.00000000	0.87500000	0.87500000
25-085-12727	OG	SHIRLEY K. HELMER SMITH KENNETH D. SMITH, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3572)	40.00000	5/13/1950	T29N-R51E SEC 19: SWSE	T29N-R51E SEC 19: SW4SE4	111	435	1.00000000	0.87500000	0.87500000
25-085-12728	OG	LOUISE CAIN KIRN HENRY JAY KIRN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3574)	40.00000	5/8/1950	T29N-R51E SEC 24: NWSW	T29N-R51E SEC 24: NW4SW4	110	238	1.00000000	0.87500000	0.87500000
25-085-12729	OG	MARTHA L. PERSAU OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3580)	40.00000	5/8/1950	T29N-R51E SEC 16: NWSW	T29N-R51E SEC 16: NW4SW4	110	247	1.00000000	0.87500000	0.87500000
25-085-12730	OG	WILLIAM J. DENNY NILDA D. DENNY, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3581)	40.00000	5/8/1950	T29N-R50E SEC 29: SESE	T29N-R50E SEC 29: SE4SE4	110	255	1.00000000	0.87500000	0.87500000
25-085-12731	OG	FRED DOUGLAS CONNORS ANITA SHARON CONNORS CAROL ARLYNE CONNORS (MINORS) OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3583)	40.00000	5/12/1950	T29N-R51E SEC 31: SWSE	T29N-R51E SEC 31: SW4SE4	110	240	1.00000000	0.87500000	0.87500000

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Royalties Net Revenue
25-085-12732	OG	FRANK KOLLENBAUM KATHERINE P. KOLLENBAUM, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3591)	40.00000	5/8/1950	T29N-R51E SEC 19: SESE	T29N-R51E SEC 17: SE/4SE/4	110	265	1.00000000	0.87500000	0.87500000
25-085-12733	OG	MAUDE CAROLINE BOYD HOLLOW ANTON E. HOLLOW, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3595)	317.80000	5/8/1950	T29N-R51E SEC 18: LOTS 1 (39.34, A/D/A NWNW), 2 (39.44, A/D/A SWNW), 3 (39.51, A/D/A NWSW), 4 (39.51, A/D/A SWSW), E/W2	T29N-R51E SEC 18: LOTS 1 (39.34, A/D/A NW/4NW/4), 2 (39.44, A/D/A SW/4NW/4), 3 (39.51, A/D/A NW/4SW/4), 4 (39.51, A/D/A SW/4SW/4), E/2W/2	110	371	1.00000000	0.87500000	0.87500000
25-085-12734	OG	ROSE FONTAINE LITTLEFIELD SHAFLEY S. L. SHAFLEY, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3601)	40.00000	5/8/1950	T29N-R51E SEC 4: NWSE	T29N-R51E SEC 4: NW/4SE/4	110	363	1.00000000	0.87500000	0.87500000
25-085-12735	OG	MILDRED TATSEY DOORE ROY H. DOORE, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3602)	40.00000	5/8/1950	T29N-R51E SEC 29: NENW	T29N-R51E SEC 29: NE/4NW/4	110	316	1.00000000	0.87500000	0.87500000
25-085-12736	OG	JOHN HELMER MYRTLE W. HELMER, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3604)	40.00000	5/8/1950	T29N-R51E SEC 17: SESW	T29N-R51E SEC 17: SE/4SW/4	110	354	1.00000000	0.87500000	0.87500000
25-085-12737	OG	GLADYS KOLLENBAUM, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3606)	40.00000	5/8/1950	T29N-R51E SEC 20: NWSW	T29N-R51E SEC 20: NW/4SW/4	110	389	1.00000000	0.87500000	0.87500000
25-085-12738	OG	COLVA KOLLENBAUM CHARLOTTE S. KOLLENBAUM, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3606)	40.00000	5/8/1950	T29N-R51E SEC 19: NESE	T29N-R51E SEC 19: NE/4SE/4	110	386	1.00000000	0.87500000	0.87500000
25-085-12739	OG	LIZZIE KOLLENBAUM BOND GEORGE WILLIAM BOND, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3607)	40.00000	5/8/1950	T29N-R51E SEC 30: NENE	T29N-R51E SEC 30: NE/4NE/4	110	369	1.00000000	0.87500000	0.87500000
25-085-12740	OG	LOUISE KOLLENBAUM FORREST AND LEROY FORREST, WIFE AND HUSBAND, OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3611)	40.00000	5/8/1950	T29N-R51E SEC 20: SWSW	T29N-R51E SEC 20: SW/4SW/4	110	365	1.00000000	0.87500000	0.87500000
25-085-12741	OG	GENEVIEVE KOLLENBAUM BRODALE DOUGLAS BRODALE, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3623)	40.00000	5/11/1950	T29N-R51E SEC 19: NENE	T29N-R51E SEC 19: NE/4NE/4	110	368	1.00000000	0.87500000	0.87500000
25-085-12742	OG	VIOLET KOLLENBAUM STEIN - JR. STEIN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3638)	40.00000	5/11/1950	T29N-R51E SEC 19: SENE	T29N-R51E SEC 19: SE/4NE/4	110	374	1.00000000	0.87500000	0.87500000
25-085-12743	OG	GLADYS OWNS MEDICINE, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3631)	39.56000	5/11/1950	T28N-R51E SEC 4: LOT 4 (39.56, A/D/A NWNW)	T28N-R51E SEC 4: LOT 4 (39.56, A/D/A NW/4NW/4)	110	370	1.00000000	0.87500000	0.87500000
25-085-12744	OG	ROWENA TRINDER CHRISTENSEN VERNON E. CHRISTENSEN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3642)	40.00000	5/11/1950	T29N-R51E SEC 29: SESW	T29N-R51E SEC 29: SE/4SW/4	110	357	1.00000000	0.87500000	0.87500000
25-085-12745	OG	LOUISE V. K. BURGE LINDEMAN ALFRED LINDEMAN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3645)	40.00000	5/15/1950	T29N-R51E SEC 20: N2SESE, W2NESE	T29N-R51E SEC 28: N/2SE/4SE/4, W/2NE/4SE/4	110	272	1.00000000	0.87500000	0.87500000

Lease Number	Type	Lessor Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Net Revenue Interest
25-085-12746	OG	VIVIAN HOLLENBAUM PATTERSON WESLEY W. PATTERSON, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3646)	40.00000	5/11/1950	T29N-R51E SEC 20: NESW	T29N-R51E SEC 20: NE/4SW/4	110	351	1.00000000	0.87500000	0.87500000
25-085-12747	OG	SOPHIA BROUGH KAMPFER LESLIE KAMPFER, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3647)	40.00000	5/11/1950	T29N-R51E SEC 29: NWNE	T29N-R51E SEC 29: NW/4NE/4	110	313	1.00000000	0.87500000	0.87500000
25-085-12748	OG	NELLIE EVA JARMAN DE URENA FRANCISCO DE URENA Y DA FEDERICO, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3649)	320.20000	5/9/1950	T28N-R51E SEC 3: LOTS 1 (40.03, A/D/A NENE), 2 (40.06, A/D/A NWNE), 3 (40.04, A/D/A NENW), 4 (40.01, A/D/A NWNW), S2N2	T28N-R51E SEC 3: LOTS 1 (40.03, A/D/A NE/4NE/4), 2 (40.06, A/D/A NW/4NE/4), 3 (40.04, A/D/A NE/4NW/4), 4 (40.01, A/D/A NW/4NW/4), S2N2	119	311	1.00000000	0.87500000	0.87500000
25-085-12749	OG	STEPHEN C. PROCTOR FLORENCE NIGHTENGALE SCHALLER PROCTOR, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3650)	40.00000	7/15/1950	T29N-R51E SEC 29: SENW	T29N-R51E SEC 29: SE/4NW/4	110	319	1.00000000	0.87500000	0.87500000
25-085-12750	OG	ELSIE LONG LONGEE AKA ELSIE LONG WILLIAM H. TAFT LONGEE, H/W GEORGE LONG SADIE TOLEKISH LONG, H/W HEIRS OF LIONIE LONG OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3650-A)	39.92000	9/21/1951	T29N-R51E SEC 31: LOT 2 (39.92, A/D/A SWNW)	T29N-R51E SEC 31: LOT 2 (39.92, A/D/A SW/4NW/4)	116	103	1.00000000	0.87500000	0.87500000
25-085-12751	OG	BENJAMIN FRANKLIN MCDONALD EILEEN D. MCDONALD, H/W OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3627)	40.00000	5/11/1950	T29N-R51E SEC 31: NWNE	T29N-R51E SEC 31: NW/4NE/4	110	375	1.00000000	0.87500000	0.87500000
25-085-12752	OG	JENNIE V. WALKING EAGLE RUSSELL DANIEL RUSSELL, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3493)	39.75000	6/8/1950	T29N-R51E SEC 30: LOT 3 (39.75, A/D/A NWSW)	T29N-R51E SEC 30: LOT 3 (39.75, A/D/A NW/4SW/4)	110	419	1.00000000	0.87500000	0.87500000
25-085-12753	OG	ALTA R. KEISER WILBUR KEISER, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3505)	40.00000	6/3/1950	T29N-R51E SEC 31: SESW	T29N-R51E SEC 31: SE/4SW/4	110	415	1.00000000	0.87500000	0.87500000
25-085-12754	OG	CARSON WALKING EAGLE CATHERINE RICKER WALKING EAGLE, H/W OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3506)	39.97000	6/13/1950	T29N-R51E SEC 31: LOT 3 (39.97, A/D/A NWSW)	T29N-R51E SEC 31: LOT 3 (39.97, A/D/A NW/4SW/4)	111	419	1.00000000	0.87500000	0.87500000
25-085-12755	OG	LAURA SPOTTED DOG, SINGLE FLORENCE BURSHIA, A WIDOW JOSHUA SPOTTED DOG OWL SHIELD WOMAN SPOTTED DOG, H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3591)	80.00000	6/13/1950	T28N-R51E SEC 3: N2SW	T28N-R51E SEC 3: N/2SW/4	111	422	1.00000000	0.87500000	0.87500000
25-085-12757	OG	CLAUDE R. TRINDER HAZEL R. TRINDER, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3608)	40.00000	6/16/1950	T29N-R51E SEC 30: SENE	T29N-R51E SEC 30: SE/4NE/4	111	449	1.00000000	0.87500000	0.87500000
25-085-12758	OG	CHARLES SMITH EMMA LONGEE SMITH, H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3651)	40.00000	6/6/1950	T29N-R51E SEC 29: NWSE	T29N-R51E SEC 29: NW/4SE/4	110	433	1.00000000	0.87500000	0.87500000

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12759	OG	ALICE L MURIN, A DIVORCED WOMAN OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3656)	40.00000	6/8/1950	T29N-R51E SEC 30: SWNE	T25N-R51E SEC 30: SW/4NE/4	130	443	1.00000000	0.87500000	0.87500000
25-085-12760	OG	GLADYS IRENE CURDE MICHAEL ANTHONY R. MICHAEL, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3650)	40.00000	6/16/1950	T29N-R51E SEC 20: E2NESE SEC 21: W2NWSW	T29N-R51E SEC 20: E/2NE/4SE/4 SEC 21: W/2NW/4SW/4	111	413	1.00000000	0.87500000	0.87500000
25-085-12761	OG	BUREAU OF LAND MANAGEMENT AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	GUY R. CAMPBELL, JR.	440.02000	9/1/1951	T29N-R51E SEC 34: W2 SEC 35: W2NW T28N-R51E SEC 1: LOT 1 (40.02, A/D/A NENE)	T29N-R51E SEC 34: W/2 SEC 35: W/2NW/4 T28N-R51E SEC 1: LOT 1 (40.02, A/D/A NE/4NE/4)	117	249	1.00000000	0.87500000	0.87500000
25-085-12762	OG	ANNA M. BRACKEN RAY BRACKEN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3583)	40.00000	6/8/1950	T28N-R51E SEC 17: NWSW	T29N-R51E SEC 17: NW/4SW/4	130	447	1.00000000	0.87500000	0.87500000
25-085-12761	OG	ANGELINE T. LAMBERT IRON BEAR CHARLES IRON BEAR CARMELITA LAMBERT EAGLE BOY NELSON EAGLE BOY MAGDALENE STRETCHES HIMSELF RICKER CHARLES HALL JR. WIDOWER ELWOOD GENE HALL ARLENE F. HALL CHARLENE L. HALL TERMIN MELVIN JAMES HALL, SINGLE EVERETT HALL, SINGLE GLADYS R. HALL DESJARLAIS, DIVORCED LUCILLE HALL ARTHUR RAY ST. GERMAINE DONNA ST. GERMAINE ARDIS RAE ST. GERMAIN, A MINOR OF THE ASSINIBOINE-SIOUX TRIBES	TRIPOL, INC., A COLORADO CORPORATION	240.00000	6/10/1965	T29N-R50E SEC 12: NW, W2NE	T29N-R50E SEC 12: NW/4, W/2NE/4	290	136	0.75000000	0.71320100	0.53489075
25-085-12765	OG	JOAN S. LAMBERT WAR CLUB CHARLES WAR CLUB GERALD RODNEY BIGSHIELD OF THE ASSINIBOINE-SIOUX TRIBES	TRIPOL, INC., A COLORADO CORPORATION	280.00000	6/29/1965	T29N-R50E SEC 2: E2SE SEC 11: E2NE, N2SE, SWSE	T29N-R50E SEC 2: E/2SE/4 SEC 11: E/2NE/4, N/2SE/4, SW/4SE/4	295	374	0.75000000	0.83333333	0.62500000
25-085-12766	OG	AMELIA KEYES, A SINGLE WOMAN OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3610)	40.00000	6/8/1950	T29N-R51E SEC 17: NWNW	T29N-R51E SEC 17: NW/4NW/4	130	435	1.00000000	0.87500000	0.87500000
25-085-12767	OG	WINIFRED ABBOTT SWINDALL LESLIE SWINDALL, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1950	C. H. MURPHY, JR. (3513)	39.74000	6/22/1950	T29N-R51E SEC 30: LOT 2 (39.74, A/D/A SWNW)	T29N-R51E SEC 30: LOT 2 (39.74, A/D/A SW/4NW/4)	111	446	1.00000000	0.87500000	0.87500000
25-085-12769	OG	BETTY LOU EDER WELCH FRANCIS WELCH OF THE ASSINIBOINE-SIOUX TRIBES, RELINQUISHED	C. H. MURPHY, JR. (3551)	210.00000	9/25/1950	T29N-R51E SEC 21: S2SE SEC 29: S2SW, NESW, SENW	T29N-R51E SEC 21: S/2SE/4 SEC 29: S/2SW/4, NE/4SW/4, SE/4NW/4	111	555	1.00000000	0.87500000	0.87500000

*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Headline Net Revenue
25-085-12769	OG	CARL BIGRIE HOGENE BIGRIE, H/W	C. H. MURPHY, JR. (3329-3)	80.00000	9/5/1951	T28N-R51E SEC 22: S2/N2SE (Unit Tract 232) Sec 22: NWSE, W2NESE (Inside Unit, but Outside of PA)	T28N-R51E SEC 22: S/2N/2SE/4 (Unit Tract 232) Sec 22: NW/4SE/4, W/2NE/4SE/4 (Inside Unit, but Outside of PA)	119	131	1.00000000	0.75000000	0.75000000
25-085-12770	OG	JAMES O'CONNOR PAULINE O'CONNOR, H/W	C. H. MURPHY, JR. (3329-2)	160.00000	9/5/1951	T28N-R51E SEC 24: N2NW (Unit Tract 230) SEC 24: N2NE (Outside PA and Outside Unit)	T28N-R51E SEC 24: N/2NW/4 (Unit Tract 230) SEC 24: N/2NE/4 (Outside PA and Outside Unit)	119	133	1.00000000	0.75000000	0.75000000
25-085-12771	OG	ROOSEVELT COUNTY MONTANA	HUNT OIL COMPANY	40.00000	9/2/1941	T28N-R51E 22: N2SE (EPU 232 - E2NESE Inside Unit, W2NESE outside PA, NWSE outside unit) 24: N2NE (EPU 233 - outside PA and outside unit) T29N-R51E SEC 30: SESW (HSU)	T28N-R51E 22: N/2SE/4 (EPU 232 - E/2NE/4SE/4 Inside Unit, W/2NE/4SE/4 outside PA, NW/4SE/4 outside unit) 24: N/2NE/4 (EPU 233 - outside PA and outside unit) T29N-R51E SEC 30: SE/4SW/4 (HSU)	22	480	1.00000000	0.75000000	0.75000000
25-085-12772	OG	ALICE V. PEREAU MARIE SMITH WILFRED H. SMITH JESSE V. PEREAU, AKA VERNON J. PEREAU STELLA BARSE PEREAU OF THE SIOUX TRIBE, RELINQUISHED IN 1953	C. H. MURPHY, JR. (3579)	40.00000	9/20/1950	T29N-R51E SEC 16: NESW	T29N-R51E SEC 16: NE/4SW/4	151	578	1.00000000	0.75000000	0.75000000
25-085-12773	OG	JOHN HOON ALICE HOON, H/W OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1962	C. H. MURPHY, JR. (3020)	310.84000	3/9/1950	T29N-R52E SEC 6: LOTS 6 (35.30, A/K/A NWSW), AND 7 (35.54, A/K/A SWSW), E2SW, SE	T29N-R52E SEC 6: LOTS 6 (35.30, A/K/A NW/4SW/4), AND 7 (35.54, A/K/A SW/4SW/4), E/2SW/4, SE/4	110	287	1.00000000	0.75000000	0.75000000
25-085-12775	OG	WILLIAM KNORR NO 2, SINGLE OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3027)	320.00000	3/4/1950	T29N-R51E SEC 15: S2	T29N-R51E SEC 15: S/2	110	185	1.00000000	0.75000000	0.75000000
25-085-12776	OG	BELVA KENNEDY CORBETT BELVA KENNEDY CORBETT MCCLAMMY DANIEL MCCLAMMY, W/H	C. H. MURPHY, JR. (3026)	40.00000	3/4/1950	T29N-R51E SEC 17: NWNE	T29N-R51E SEC 17: NW/4NE/4	110	181	1.00000000	0.75000000	0.75000000
25-085-12777	OG	ESTHER WALKING EAGLE SPOTTED BULL ALLEN SPOTTED BULL, W/H OF THE SIOUX TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3033)	40.00000	3/9/1950	T29N-R51E SEC 8: SWSW	T29N-R51E SEC 8: SW/4SW/4	110	143	1.00000000	0.75000000	0.75000000
25-085-12778	OG	MERCEDES TAYLOR RUNNING BEAR AMBROSE RUNNING BEAR, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3491)	40.00000	3/9/1950	T28N-R51E SEC 29: SENE	T28N-R51E SEC 29: SE/4NE/4	110	111	1.00000000	0.75000000	0.75000000
25-085-12779	OG	CLEMENT D. STANFORD, SINGLE OF THE SIOUX TRIBE RELINQUISHED IN 1956 TO CLEMENT D. & DELLA M. STANFORD, H/W	C. H. MURPHY, JR. (3030)	40.00000	3/9/1950	T29N-R51E SEC 32: NWSW	T29N-R51E SEC 32: NW/4SW/4	110	268	1.00000000	0.75000000	0.75000000
25-085-12780	OG	BERNADINE STANFORD RUGGLES JUSTIN RALPH RUGGLES, W/H OF THE SIOUX TRIBE RELINQUISHED IN 1957	C. H. MURPHY, JR. (3003)	40.00000	3/8/1950	T29N-R51E SEC 32: NENW	T29N-R51E SEC 32: NE/4NW/4	110	247	1.00000000	0.75000000	0.75000000
25-085-12781	OG	AMOS HENRY KENNEDY RELINQUISHED, DATE UNKNOWN	C. H. MURPHY, JR. (3011)	40.00000	3/8/1950	T29N-R51E SEC 8: SESW	T29N-R51E SEC 8: SE/4SW/4	110	331	1.00000000	0.75000000	0.75000000

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Royalty Net Revenue Interest
25-085-12782	OG	VIVIAN FRANCES STAFFORD BRITT JOEL F. BRITT, W/H OF THE SIOUX TRIBE RELINQUISHED IN 1958	C. H. MURPHY, JR. (3320)	40.00000	5/11/1950	T28N-R51E SEC 22: SWSW	T28N-R51E SEC 22: SW/4SW/4	130	331	1.00000000	0.75000000	0.75000000
25-085-12783	OG	BERT P. EDER GLADYS D. EDER, H/W OF THE SIOUX TRIBE, RELINQUISHED IN 1957	C. H. MURPHY, JR. (3841)	40.00000	5/11/1950	T28N-R51E SEC 4: NESE	T28N-R51E SEC 4: NE/4SE/4	130	320	1.00000000	0.75000000	0.75000000
25-085-12785	OG	CHAUNCY WHITRIGHT VIOLA B. WHITRIGHT, H/W OF THE SIOUX TRIBE RELINQUISHED IN 1957 TO CHAUNCY WHITRIGHT, SR. CHAUNCY WHITRIGHT, JR. VIOLA B. WHITRIGHT, H/W	C. H. MURPHY, JR. (3666)	40.00000	5/8/1950	T28N-R51E SEC 9: SENE	T28N-R51E SEC 9: SE/4NE/4	130	323	1.00000000	0.75000000	0.75000000
25-085-12786	OG	GEORGE BURSHIA OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO BENJAMIN BURSHIA HEIR OF GEORGE BURSHIA, IN 1953	C. H. MURPHY, JR. (3544)	19.98000	5/15/1950	T28N-R51E SEC 4: LOT 5 (19.98, A/D/A N2NENW)	T28N-R51E SEC 4: LOT 5 (19.98, A/D/A N2NE/4NW/4)	130	324	1.00000000	0.75000000	0.75000000
25-085-12787	OG	BESSIE BROWN FERKO JOHN FERKO, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3613)	40.00000	6/8/1950	T28N-R51E SEC 21: NENW	T28N-R51E SEC 21: NE/4NW/4	130	351	1.00000000	0.75000000	0.75000000
25-085-12788	OG	JAMES ALVIN MCDONALD, DIVORCED OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3005)	40.00000	5/8/1950	T29N-R51E SEC 31: SWNE	T29N-R51E SEC 31: SW/4NE/4	130	401	1.00000000	0.75000000	0.75000000
25-085-12789	OG	FANNIE BUCKLES CHARETTE, SINGLE OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1953	C. H. MURPHY, JR. (2486)	40.00000	6/8/1950	T28N-R51E SEC 9: NENE	T28N-R51E SEC 9: NE/4NE/4	130	306	1.00000000	0.75000000	0.75000000
25-085-12790	OG	RAYMOND EDWARD SMITH CAROL W. SMITH, H/W OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3430)	40.00000	6/8/1950	T29N-R51E SEC 20: NWNE	T29N-R51E SEC 20: NW/4NE/4	130	327	1.00000000	0.75000000	0.75000000
25-085-12791	OG	EUGENE LEONARD DUPREE VIOLET PEARL DUPREE, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3559)	320.00000	5/8/1950	T29N-R51E SEC 18: E2	T29N-R51E SEC 18: E/2	130	332	1.00000000	0.75000000	0.75000000
25-085-12792	OG	WALTER ALLEN BUCKLES, SINGLE OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1953	C. H. MURPHY, JR. (3183)	40.00000	5/4/1950	T28N-R51E SEC 4: SESE	T28N-R51E SEC 4: SE/4SE/4	111	372	1.00000000	0.75000000	0.75000000
25-085-12793	OG	RAYMOND BUCKLEY CONNORS ROSE M. CONNORS, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3907)	40.00000	5/11/1950	T29N-R51E SEC 31: SESE	T29N-R51E SEC 31: SE/4SE/4	130	136	1.00000000	0.75000000	0.75000000
25-085-12794	OG	HOWARD R. TRINDER IVA C. TRINDER, H/W OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1952	C. H. MURPHY, JR. (3437)	40.00000	5/9/1950	T29N-R51E SEC 29: SWNW	T29N-R51E SEC 29: SW/4NW/4	130	309	1.00000000	0.75000000	0.75000000

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	[illegible] Net Revenue
25-085-12795	OG	HOWARD L. HELMER MARGUERITE W. HELMER, H/W OF THE SIOUX TRIBE RELINQUISHED IN 1955	C. H. MURPHY, JR. (3476)	200.00000	5/3/1950	T29N-R51E SEC 20: NWNE T29N-R52E SEC 17: SW	T29N-R51E SEC 20: NW/4NE/4 T29N-R52E SEC 17: SW/4	110	79	1.00000000	0.75000000	0.75000000
25-085-12796	OG	GEORGE KIRN MAGGIE KIRN OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3477)	320.00000	5/8/1950	T29N-R52E SEC 13: W2	T29N-R52E SEC 13: W/2	110	83	1.00000000	0.75000000	0.75000000
25-085-12797	OG	DAVID ROY ARCHAMBEAU, DIVORCED OF THE SIOUX TRIBE RELINQUISHED IN 1955	C. H. MURPHY, JR. (3640)	40.00000	5/18/1950	T28N-R51E SEC 4: NESW	T28N-R51E SEC 4: NE/4SW/4	110	319	1.00000000	0.75000000	0.75000000
25-085-12798	OG	GEORGE THOMPSON, JR. JOSEPHINE M. THOMPSON, H/W OF THE SIOUX TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3562)	40.00000	5/11/1950	T29N-R51E SEC 30: NESE	T29N-R51E SEC 30: NE/4SE/4	110	217	1.00000000	0.75000000	0.75000000
25-085-12799	OG	WILLIAM KNORR NO 1 OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3555)	20.00000	5/9/1950	T29N-R51E SEC 15: N2NENW	T29N-R51E SEC 15: N/2NE/4NW/4	110	202	1.00000000	0.75000000	0.75000000
25-085-12800	OG	RICHARD H. STANFORD, SINGLE OF THE SIOUX TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3590)	40.00000	5/8/1950	T29N-R51E SEC 32: SENW	T29N-R51E SEC 32: SE/4NW/4	110	256	1.00000000	0.75000000	0.75000000
25-085-12801	OG	MARIE PEREAU SMITH WILFRED SMITH, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1952	C. H. MURPHY, JR. (3585)	40.00000	5/11/1950	T29N-R51E SEC 16: SWSW	T29N-R51E SEC 16: SW/4SW/4	110	412	1.00000000	0.75000000	0.75000000
25-085-12802.001	OG	VERA ROBBINS SHERRED AND S. S. SHERRED, WIFE AND HUSBAND, OF THE SIOUX TRIBE, RELINQUISHED IN 1954	C. H. MURPHY, JR. (3615)	119.64000	5/8/1950	T29N-R50E SEC 23: S2SE SEC 25: SW, W2SE T29N-R51E SEC 31: LOT 1 (39.64, A/D/A NWNW)	T29N-R50E SEC 23: S/2SE/4 SEC 25: SW/4, W/2SE/4 T29N-R51E SEC 31: LOT 1 (39.64, A/D/A NW/4NW/4)	110	322	1.00000000	0.75000000	0.75000000
25-085-12802.002	OG	VERA ROBBINS SHERRED AND S. S. SHERRED, WIFE AND HUSBAND, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3615)	240.00000	5/8/1950	T29N-R50E SEC 25: SW, W2SE	T29N-R50E SEC 25: SW/4, W/2SE/4	110	322	1.00000000	0.75000000	0.75000000
25-085-12813	OG	BEN ZIMMERMAN EDITH MAY ZIMMERMAN HUSBAND AND WIFE	MAVERICK OIL AND GAS COMPANY	320.25000	4/15/1949	T28N-R51E SEC 2: LOTS 3 (40.14, A/D/A NENW), 4 (40.11, A/D/A NWNW), S2NW, SW	T28N-R51E SEC 2: LOTS 3 (40.14, A/D/A NE/4NW/4), 4 (40.11, A/D/A NW/4NW/4), S/2NW/4, SW/4	84	379	1.00000000	0.85000000	
25-085-12819	OG	MARY DENNY LEE GLENN LEE, W/H OF THE SIOUX TRIBE RELINQUISHED, DATE UNKNOWN	C. H. MURPHY, JR. (3583)	40.00000	6/16/1950	T29N-R50E SEC 36: SENE	T29N-R50E SEC 36: SE/4NE/4	111	497	1.00000000	0.87500000	0.87500000
25-085-12820	OG	KATE WIND SIMONS HARRY J. SIMONS SR., W/H OF THE ASSINIBOINE TRIBE RELINQUISHED TO BY 1954	C. H. MURPHY, JR.	40.00000	5/11/1950	T29N-R51E SEC 16: SWSE	T29N-R51E SEC 16: SW/4SE/4	110	338	1.00000000	0.87500000	0.87500000
25-085-12821	OG	JOHN M. HELMER ECHO GALUXE HELMER, H/W	THE CARTER OIL COMPANY	40.00000	10/6/1941	T29N-R51E SEC 17: SWSW	T29N-R51E SEC 17: SW/4SW/4	80	11	1.00000000	0.87500000	0.87500000
25-085-12822	OG	FLORENCE M. RENZ, A SINGLE WOMAN ROBERT L. RENZ SOPHIA RENZ, H/W	THE CARTER OIL COMPANY	80.00000	10/23/1941	T28N-R51E SEC 3: S2SW	T28N-R51E SEC 3: S/2SW/4	80	57	1.00000000	0.87500000	0.87500000
25-085-12823	OG	LEO L. COMBS GLADYS COMBS, HIS WIFE	THE CARTER OIL COMPANY	40.00000	3/9/1942	T29N-R51E SEC 20: SWNW	T29N-R51E SEC 20: SW/4NW/4	80	453	1.00000000	0.87500000	0.87500000

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	[illegible] Net Revenue
25-085-12825	OG	FRANK P. SHERBURNE AND MAY SHERBURNE, HIS WIFE	THE CARTER OIL COMPANY	160.00000	8/14/1947	T29N-R55E SEC 28: NE	T29N-R55E SEC 28: NE/4	84	132	1.00000000	0.87500000	0.87500000
25-085-12826	OG	W. S. WALKER ESTHER M. WALKER, H/W	C. H. MURPHY, JR. (1929-4)	120.00000	9/5/1951	T29N-R51E SEC 32: S2SE, NESE	T29N-R51E SEC 32: S/2SE/4, NE/4SE/4	118	287	1.00000000	0.75000000	0.75000000
25-085-12827	OG	FRED J. REYNOLDS MARY F. REYNOLDS, H/W	C. H. MURPHY, JR. (1929-1)	320.00000	9/5/1951	T28N-R51E SEC 11: N2	T28N-R51E SEC 11: N/2	119	235	1.00000000	0.75000000	0.75000000
25-085-12829.001	OG	DAY INVESTMENTS	BALLARD PETROLEUM HOLDINGS, LLC	80.00000	2/6/2003	T29N-R50E SEC 11: E2NW	T29N-R50E SEC 11: E/2NW/4	250	854	0.75000000	0.87500000	0.65625000
25-085-12829.002	OG	BLACK STONE MINERALS LP	BALLARD PETROLEUM HOLDINGS, LLC	80.00000	8/21/2003	T29N-R50E SEC 11: E2NW	T29N-R50E SEC 11: E/2NW/4	509	308	0.75000000	0.87500000	0.65625000
25-085-12837	OG	JOHN D. O'CONNOR MARIE O'CONNOR, H/W	THE CARTER OIL COMPANY	320.00000	1/18/1949	T29N-R51E SEC 13: S2	T29N-R51E SEC 13: S/2	84	219	1.00000000	0.87500000	0.87500000
25-085-12838	OG	LILLIAN HELMER LILLIBRIDGE BY JOHN M. HELMER, ATTORNEY-IN-FACT	THE CARTER OIL COMPANY	40.00000	10/6/1944	T29N-R51E SEC 20: SENW	T29N-R51E SEC 20: SE/4NW/4	84	39	1.00000000	0.87500000	0.87500000
25-085-12839	OG	JOSEPH H. FRERICH EUNICE FRERICH, H/W	THE CARTER OIL COMPANY	320.00000	1/10/1949	T29N-R51E SEC 34: E2	T29N-R51E SEC 34: E/2	84	226	1.00000000	0.87500000	0.87500000
25-085-12840	OG	FRED FRERICH MARY FRERICH, H/W	THE CARTER OIL COMPANY	160.33000	1/10/1949	T28N-R51E SEC 1: LOTS 3 (40.12, A/D/A NENW), 4 (40.18, A/D/A NWNW), S2NW	T28N-R51E SEC 1: LOTS 3 (40.12, A/D/A NE/4NW/4), 4 (40.18, A/D/A NW/4NW/4), S/2NW/4	84	222	1.00000000	0.87500000	0.87500000
25-085-12841	OG	WILLIAM M. JOHNSON, SINGLE HENRY H. JOHNSON, SINGLE	THE CARTER OIL COMPANY	1,160.00000	10/28/1949	T29N-R51E SEC 16: SWNW, SESW SEC 17: NENE, S2NE, N2SE, SWSE, SWNW, NESW, NWSW SEC 20: NENW, SESW, SWSE, SWNE, E2NE SEC 21: W2NW, SENW, W2NE SEC 28: W2SW SEC 30: SESE SEC 31: E2NE SEC 32: W2NW	T29N-R51E SEC 16: SW/4NW/4, SE/4SW/4 SEC 17: NE/4NE/4, S/2NE/4, N/2SE/4, SW/4SE/4, SW/4NW/4, NE/4SW/4, NW/4SW/4 SEC 20: NE/4NW/4, SE/4SW/4, SW/4SE/4, SW/4NE/4, E/2NE/4 SEC 21: W/2NW/4, SE/4NW/4, W/2NE/4 SEC 28: W/2SW/4 SEC 30: SE/4SE/4 SEC 31: E/2NE/4 SEC 32: W/2NW/4	84	429	1.00000000	0.87500000	0.87500000
25-085-12842	OG	ALBERT HUBER AND KATIE HUBER, HUSBAND AND WIFE	C. C. THOMAS	160.00000	12/4/1951	T28N-R51E SEC 10: NE	T28N-R51E SEC 10: NE/4	122	494	1.00000000	0.75000000	0.75000000
25-085-12843.001	OG	MARGARET ZIMMERMAN	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	T28N-R51E SEC 2: S/2SE/4	349	55	1.00000000	0.83333333	0.83333333
25-085-12843.002	OG	MARILYN TURNBULL, A/K/A MARILYN ZIMMERMAN, WIDOW/SSP	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	T28N-R51E SEC 2: S/2SE/4	349	54	1.00000000	0.83333333	0.83333333
25-085-12843.003	OG	GLENN RUSTY ZIMMERMAN, A SINGLE MAN	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	T28N-R51E SEC 2: S/2SE/4	350	72	1.00000000	0.83333333	0.83333333
25-085-12843.004	OG	ROBERT A. ZIMMERMAN, WIDOW/SSP	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	9/26/1996	T28N-R51E SEC 2: S2SE	T28N-R51E SEC 2: S/2SE/4	373	590	1.00000000	0.83333333	0.83333333
25-085-12843.005	OG	JUDY REID, A SINGLE WOMAN	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	T28N-R51E SEC 2: S/2SE/4	349	49	1.00000000	0.83333333	0.83333333
25-085-12843.006	OG	JIM J. ZIMMERMAN, A WIDOWER/SSP	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	T28N-R51E SEC 2: S/2SE/4	349	46	1.00000000	0.83333333	0.83333333

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Mission Net Revenue
25-085-12843.007	OG	BILL B. ZIMMERMAN, TRUSTEE JIM ZIMMERMAN, AKA JAMES A. ZIMMERMAN, TRUSTEE U/W/O J. ALLEN ZIMMERMAN, DECEASED	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T29N-R51E SEC 2: S2S2	T29N-R51E SEC 2: S/2S/2	360	50	1.00000000	0.83333333	0.83333333
25-085-12844	OG	LEO L. COMBS GLADYS COMBS, H/W	THE CARTER OIL COMPANY	40.00000	1/15/1949	T29N-R51E SEC 30: NWSE	T29N-R51E SEC 30: NW/4SE/4	46	294	1.00000000	0.87500000	0.87500000
25-085-12845.001	OG	JOSEPH HOMAN TRUST	THE POLUMBUS CORPORATION	320.00000	4/11/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	T29N-R50E SEC 2: SW/4 SEC 3: E/2SE/4 SEC 10: SE/4NE/4 SEC 11: SW/4NW/4	316	405	0.75000000	0.81250000	0.60937500
25-085-12845.002	OG	CAROLYN L. THOMPSON	THE POLUMBUS CORPORATION	320.00000	4/5/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	T29N-R50E SEC 2: SW/4 SEC 3: E/2SE/4 SEC 10: SE/4NE/4 SEC 11: SW/4NW/4	316	399	0.75000000	0.87500000	0.65625000
25-085-12845.003	OG	HAROLD HUNT	THE POLUMBUS CORPORATION	320.00000	3/12/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	T29N-R50E SEC 2: SW/4 SEC 3: E/2SE/4 SEC 10: SE/4NE/4 SEC 11: SW/4NW/4	316	397	0.75000000	0.87500000	0.65625000
25-085-12845.004	OG	THE MONTANA CONFERENCE ASSOCIATION OF SEVENTH DAY ADVENTISTS	THE POLUMBUS CORPORATION	320.00000	3/28/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	T29N-R50E SEC 2: SW/4 SEC 3: E/2SE/4 SEC 10: SE/4NE/4 SEC 11: SW/4NW/4	316	401	0.75000000	0.87500000	0.65625000
25-085-12845.005	OG	EDITH RICHARDS, ET AL	THE POLUMBUS CORPORATION	320.00000	3/12/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	T29N-R50E SEC 2: SW/4 SEC 3: E/2SE/4 SEC 10: SE/4NE/4 SEC 11: SW/4NW/4	316	395	0.75000000	0.87500000	0.65625000
25-085-12845.006	OG	MELVIN A. BROWN	THE POLUMBUS CORPORATION	320.00000	4/11/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	T29N-R50E SEC 2: SW/4 SEC 3: E/2SE/4 SEC 10: SE/4NE/4 SEC 11: SW/4NW/4	316	403	0.75000000	0.81250000	0.60937500
25-085-12847	OG	THE ZIMMERMAN COMPANY	THE POLUMBUS CORPORATION	80.00000	5/20/1974	T29N-R50E SEC 11: W2NE	T29N-R50E SEC 11: W/2NE/4	316	409	0.75000000	[illegible]	0.56890500
25-085-12851	OG	JOHN MCGOWAN JANE S. MCGOWAN, H/W	MURPHY CORPORATION, A LOUISIANA CORPORATION	120.00000	9/20/1958	T29N-R50E SEC 3: SWSE SEC 10: N2NE SEC 11: NWNW	T29N-R50E SEC 3: SW/4SE/4 SEC 10: N/2NE/4 SEC 11: NW/4NW/4	210	57	1.00000000	0.87500000	0.87500000
25-085-12864.001	OG	JOSEPH R. MCGOWAN JANE S. MCGOWAN, H/W	THE POLUMBUS CORPORATION	1,116.39000	5/9/1974	T29N-R50E SEC 2: LOTS 3 (39.56, A/D/A NENW), 4 (39.22, A/D/A NWNW), S2NW SEC 3: LOTS 1 (39.18, A/D/A NENE), 2 (39.16, A/D/A NWNE), SENE, SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE SEC 14: S2SW SEC 23: N2NW	T29N-R50E SEC 2: LOTS 3 (39.56, A/D/A NE/4NW/4), 4 (39.22, A/D/A NW/4NW/4), S/2NW/4 SEC 3: LOTS 1 (39.18, A/D/A NE/4NE/4), 2 (39.16, A/D/A NW/4NE/4), SE/4NE/4, SW/4, NW/4SE/4 SEC 4: SE/4SE/4 SEC 9: NE/4NE/4, SE/4 SEC 10: SW/4, NE/4NW/4, NW/4NE/4 SEC 14: S/2SW/4 SEC 23: N/2NW/4	316	375	0.75000000	0.85500000	0.64125000

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Recordation Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Minerals Net Revenue
25-085-12084.000	OG	FRANCIS W. MCGOWAN MADELINE C. MCGOWAN, H/W	THE POLUMBUS CORPORATION	1,356.02000	2/8/1974	T29N-R50E SEC 2: LOTS 3 (39.96, A/D/A NENW), 4 (39.22, A/D/A NWNW), S2NW SEC 3: LOTS 1 (39.12, A/D/A NENE), 2 (39.16, A/D/A NWNE), SENE, SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE SEC 14: S2SW SEC 23: N2	T29N-R50E SEC 2: LOTS 3 (39.96, A/D/A NE/4NW/4), 4 (39.22, A/D/A NW/4NW/4), S2NW/4 SEC 3: LOTS 1 (39.12, A/D/A NE/4NE/4), 2 (39.16, A/D/A NW/4NE/4), SE/4NE/4, SW/4, NW/4SE/4 SEC 4: SE/4SE/4 SEC 9: NE/4NE/4, SE/4 SEC 10: SW/4, NE/4NW/4, NW/4NE/4 SEC 14: S/2SW/4 SEC 23: N/2	336	395	0.75000000	0.85500000	0.64125000
25-085-12084.003	OG	MARY E. KOHL JOHN KOHL, W/H	THE POLUMBUS CORPORATION	680.00000	2/8/1974	T29N-R50E SEC 3: SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE	T29N-R50E SEC 3: SW/4, NW/4SE/4 SEC 4: SE/4SE/4 SEC 9: NE/4NE/4, SE/4 SEC 10: SW/4, NE/4NW/4, NW/4NE/4	336	399	0.75000000	0.85500000	0.64125000
25-085-12084.004	OG	MABEL A. REID MAXWELL REID, W/H	THE POLUMBUS CORPORATION	680.00000	2/7/1974	T29N-R50E SEC 3: SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE	T29N-R50E SEC 3: SW/4, NW/4SE/4 SEC 4: SE/4SE/4 SEC 9: NE/4NE/4, SE/4 SEC 10: SW/4, NE/4NW/4, NW/4NE/4	336	397	0.75000000	0.85500000	0.64125000
25-085-12084.005	OG	GRACE M. MCANALLY JAMES W. MCANALLY, W/H	THE POLUMBUS CORPORATION	680.00000	2/8/1974	T29N-R50E SEC 3: SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE	T29N-R50E SEC 3: SW/4, NW/4SE/4 SEC 4: SE/4SE/4 SEC 9: NE/4NE/4, SE/4 SEC 10: SW/4, NE/4NW/4, NW/4NE/4	336	393	0.75000000	0.85500000	0.64125000
25-085-12095	OG	NELLIE MACDONALD JAMES MACDONALD, W/H	A. B. COBB, JR.	160.00000	10/25/1952	T29N-R50E SEC 15: NW	T29N-R50E SEC 15: NW/4	130	68	1.00000000	[illegible]	[illegible]
25-085-12610	ROW	LAWRENCE E AULT TESTAMENTARY TRUST DTD 11/9/1996	MURPHY EXPLORATION & PRODUCTION		12/8/2001	PIPELINE EASEMENT FOR WAR CLUB 1 TO EPU "P" BATTERY AND TULE CREEK PL TO CENTRAL TANKS ACROSS: T29N-R50E SEC 14: E2NE, SWNE	PIPELINE EASEMENT FOR WAR CLUB 1 TO EPU "P" BATTERY AND TULE CREEK PL TO CENTRAL TANKS ACROSS: T29N-R50E SEC 14: E/2NE/4, SW/4NE/4	[illegible]	30			
25-085-12633	ROW	USA BIA ROW EPU PIPELINE						N/A				
25-085-12634	ROW	USA BIA ROW EPU PIPELINE	MURPHY CORPORATION		12/15/1954	T29N-R50E SEC 13: PART E2 FOR PIPELINE ROW	T29N-R50E SEC 13: PART E/2 FOR PIPELINE ROW	N/A				
25-085-12635	ROW	USA BIA ROW EPU PIPELINE	MURPHY CORPORATION		10/27/1958	ROW FOR EPU GATHERING SYSTEM ACROSS: T29N-R51E, MPM SEC 2: PART SE	ROW FOR EPU GATHERING SYSTEM ACROSS: T29N-R51E, MPM SEC 2: PART SE/4	N/A				
25-085-12636	ROW	USA BIA ROW EPU PIPELINE			8/4/1953			N/A				
25-085-12637	ROW	USA BIA ROW TULE CREEK PL			3/20/1953	T29N-R51E SEC 20: NESW	T29N-R51E SEC 20: NE/4SW/4	N/A				
25-085-12638	ROW	ANNA D COULTER	GRACE PETROLEUM CORPORATION		9/16/1981	COWAN WESTERN #1 - ROW AND ACCESS AGREEMENT OVER: 29N-50E SEC 11: PART OF NW	COWAN WESTERN #1 - ROW AND ACCESS AGREEMENT OVER: 29N-50E SEC 11: PART OF NW/4	N/A				
25-085-12639	ROW	WILLIAM G COULTER EARL BAKER	GRACE PETROLEUM CORPORATION		9/16/1981			N/A				
25-085-12640	ROW	VICKI LYNN SMITH	MURPHY EXPLORATION & PRODUCTION COMPANY		4/15/2000	T29N-R51E SEC 8: SWSWSE	T29N-R51E SEC 8: SW/4SW/4SE/4	N/A				

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	[illegible] Net Revenue Interest
25-085-12680	ROW	LAWRENCE E AULT	THE POLUMBUS CORPORATION		10/25/1977	BATTERY ROW OVER: T29N-R50E SEC 3: SWSW	BATTERY ROW OVER: T29N-R50E SEC 3: SW/4SW/4	N/A				
25-085-12688	ROW	LAWRENCE E AULT			8/1/1977	ROW - ACCESS TO RBID 10-1 OVER: T29N-R50E SEC 10: NWNE	ROW - ACCESS TO RBID 10-1 OVER: T29N-R50E SEC 10: NW/4NE/4	N/A				
25-035-12900	ROW	Zimmerman Inc	Navitus Poplar LLC			ROW for Huber #5 SWD - 1 acre wellpad, plus ROW for pipeline and access road across T28N-R51E 10: NE, NWSE	ROW for Huber #5 SWD - 1 acre wellpad, plus ROW for pipeline and access road across T28N-R51E 10: NE/4, NW/4SE/4	N/A				
25-085-12914	ROW	BIA FORT PECK EPU ROW	BALLARD PETROLEUM HOLDINGS		5/27/2002	ROW TO ACCESS EPU 44-19H: T29N-R51E, MPM Sec 19: SESE SEC 30: NENE	ROW TO ACCESS EPU 44-19H: T29N-R51E, MPM Sec 19: SE/4SE/4 SEC 30: NE/4NE/4	N/A				
25-085-12915	ROW	BIA FORT PECK EPU ROW	BALLARD PETROLEUM HOLDINGS LLC		10/25/2002	29N-51E SEC 19: SWSE FOR ROAD ROW 350 FT LONG AND 50 FT WIDE TO ACCESS TO EPU 44-19H WELL	29N-51E , SEC 19: SW/4SE/4 FOR ROAD ROW 380 FT LONG AND 30 FT WIDE TO ACCESS TO EPU 44-19H WELL	N/A				
25-085-12862	ROW	JOHN MCGOWAN JANE S. MCGOWAN, H/W	MURPHY CORPORATION, A LOUISIANA CORPORATION		10/20/1981	T29N-R50E SEC 3: SWSE SEC 10: NWNE ROW FOR PIPELINE	T29N-R50E SEC 3: SW/4SE/4 SEC 10: NW/4NE/4 ROW FOR PIPELINE	N/A				
25-085-12866.000	ROW	ROBERT & ROSEMARY CLARK	MURPHY OIL CORPORATION		8/31/1991	TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E SEC 3: SE SEC 4: LOTS 2(39.74), 3 (39.76), 4(39.80), SWNE, W2SE, S2NW CONTAINING 272.73 RODS, M/L	TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E SEC 3: SE/4 SEC 4: LOTS 2(39.74), 3 (39.76), 4(39.80), SW/4NE/4, W2SE/4, S/2NW/4 CONTAINING 272.73 RODS, M/L	N/A				
25-085-12867	ROW	BIA FORT PECK EPU ROW	MURPHY OIL CORPORATION		11/9/1992	ROW - 2ND EXTENSION TO EAST POPLAR PIPELINE OVER: T29N-R51E SEC 17: NWNE, SENW SEC 18: E2 SEC 19: E2E2 SEC 30: NENE T28N-R51E SEC 2: LOTS 1 AND 2, S2NE, N2SE	ROW - 2ND EXTENSION TO EAST POPLAR PIPELINE OVER: T29N-R51E SEC 17: NW/4NE/4, SE/4NW/4 SEC 18: E/2 SEC 19: E/2E/2 SEC 30: NE/4NE/4 T28N-R51E SEC 2: LOTS 1 AND 2, S/2NE/4, N/2SE/4	N/A				
25-085-12868	ROW	BIA FORT PECK EPU ROW	MURPHY OIL CORPORATION		10/15/1994	THIRD EXTENSION TO EPU PIPELINE GATHERING SYSTEM OVER: T29N-R51E SEC 17: SESW, SESE SEC 18: E2, W2 SEC 33: E2, W2	THIRD EXTENSION TO EPU PIPELINE GATHERING SYSTEM OVER: T29N-R51E SEC 17: S/4SW/4, SE/4SE/4 SEC 18: E/2, W/2 SEC 33: E/2, W/2	N/A				
25-085-12869	ROW	BIA FORT PECK EPU ROW	MURPHY OIL CORPORATION		11/1/1995	T29N-R51E SEC 7: NWSE, NESW, SENW SEC 8: SESW, NWSE SEC 16: W2SESE, NWSE SEC 17: SESE, NWNW SEC 18: E2 SEC 33: ALL	T29N-R51E SEC 7: NW/4SE/4, NE/4SW/4, SE/4NW/4 SEC 8: SE/4SW/4, NW/4SE/4 SEC 16: W/2SE/4SE/4, NW/4SE/4 SEC 17: SE/4SE/4, NW/4NW/4 SEC 18: E/2 SEC 33: ALL	N/A				

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Royalties Net Revenue
25-085-12870	ROW	BIA FORT PECK EPU ROW	MURPHY OIL CORPORATION		3/1/1955	T29N-R51E SEC 29: SWSE, SESW SEC 32: NENE, NWNE SEC 33: W2	T29N-R51E- SEC 29: SW4SE4, SE4SW4 SEC 32: NE4NE4, NW4NE4 SEC 33: W2	N/A				
25-085-12871	ROW	BIA FORT PECK EPU ROW	MURPHY OIL CORPORATION		7/1/1955	PIPELINE ROW ACROSS T29N-R50E SEC 12: SENE T28N-R51E SEC 7: LOT 2, SENW	PIPELINE ROW ACROSS T29N-R50E SEC 12: SE4NE4 T28N-R51E SEC 7: LOT 2, SE4NW4	N/A				
25-085-12872	ROW	FRANK KOLLENBAUM	MURPHY OIL CORPORATION		5/10/1975	T29N-R51E SEC 19: SESE	T29N-R51E SEC 19: SE4SE4	N/A				
25-085-12873	ROW	JESSIE J KIRN SR	THE POLUMBUS CORPORATION		7/24/1974	PIPELINE ROW OVER: T29N-R50E 13: NWNW	PIPELINE ROW OVER: T29N-R50E 13: NW4NW4	N/A				
25-085-12874.000	ROW	GERTRUDE WALLETT	MURPHY OIL CORPORATION		6/30/1981	TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E SEC 12: SE T29N-R50E SEC 7: LOT 4 (39.48 SWSW), SESW CONTAINING 330.00 RODS, M/L	TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E SEC 12: SE4 T29N-R50E SEC 7: LOT 4 (39.48 SWSW), SE4SW4 CONTAINING 330.00 RODS, M/L	N/A				
25-085-12875	ROW	GEORGE ROGERS ANDERSON	MURPHY EXPLORATION & PRODUCTION		10/1/2000	TULE CREEK 8' WIDE & 2081' LONG PIPELINE ROW AND EASEMENT OVER: T29N-R50E SEC 14: W2SE	TULE CREEK 8' WIDE & 2081' LONG PIPELINE ROW AND EASEMENT OVER: T29N-R50E SEC 14: W2SE4	N/A				
25-085-12877	ROW	BIA FORT PECK EPU ROW	MURPHY OIL CORPORATION		11/1/2001	PIPELINE EASEMENT ACROSS: 29N-50E SEC 11: SESE	PIPELINE EASEMENT ACROSS: 29N-50E SEC 11: SE4SE4	N/A				
25-085-12878	ROW	BIA FORT PECK EPU ROW	BALLARD PETROLEUM HOLDINGS LLC		12/30/2002	EPU 34-11H ACCESS ROAD AND WELL LOCATION ACROSS: T29N-R51E SEC 11: SWSE CONTAINING 20.91 RODS, M/L	EPU 34-11H ACCESS ROAD AND WELL LOCATION ACROSS: T29N-R51E SEC 11: SW4SE4 CONTAINING 20.91 RODS, M/L	N/A				
25-085-12879	ROW	HARRY MASON BEATRICE MASON, H/W	MURPHY CORPORATION		9/1/1961	TULE CREEK PIPELINE ROW 50 FT WIDE OVER: T29N-R49E, MPM SEC 11: SE T29N-R50E, MPM SEC 7: SESE	TULE CREEK PIPELINE ROW 50 FT WIDE OVER: T21N-R49E, MPM SEC 11: SE4 T21N-R50E, MPM SEC 7: SE4SE4	N/A				
25-085-12880.001	ROW	LILY O'GRADY, AKA LILLY O'GRADY IRENE ANGELO	MURPHY CORPORATION		9/13/1951	TULE CREEK PIPELINE ROW, 50 FT IN WIDTH OVER: T29N-R49E, MPM SEC 4: E2E2 SEC 10: N2NE, SENE SEC 11: N2N2, SWNW	TULE CREEK PIPELINE ROW, 50 FT IN WIDTH OVER: T21N-R49E, MPM SEC 4: E2E2 SEC 10: N2NE4, SE4NE4 SEC 11: N2N2, SW4NW4	N/A				

Exhibit A

Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Legal Description Amended	Book	Page	Working Interest	Lease Net Revenue Interest	Royalties Net Revenue
25-085-10860.002	ROW	ROBERT CLARK ET AL	MURPHY CORPORATION	-	8/31/1981	TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E, MPM SEC 4: S2S2 10: N2NE, SENE 11: N2N2, SWNW CONTAINING 315.54 RODS, M/L	TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E, MPM SEC 4: S/2S/2 10: N/2NE/4, SE/4NE/4 11: N/2N/2, SW/4NW/4 CONTAINING 315.54 RODS, M/L	N/A				
25-085-12894	ROW	BLUE OX COMPANY	NAUTILUS POPLAR LLC	NA	5/1/2011	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 29: SWNW ACCESS TO EPU 120	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 29: SW/4NW/4 ACCESS TO EPU 120	N/A				
25-085-12896	ROW	ZIMMERMAN INC	NAUTILUS POPLAR	NA	4/10/2013	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 34: SE	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 34: SE/4	N/A				
25-085-12897	ROW	ZIMMERMAN INC	NAUTILUS POPLAR	NA	4/16/2013	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 28: SE, E2SW, SWSW	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 28: SE/4, E/2SW/4, SW/4SW/4	N/A				
25-085-12899	ROW	ZIMMERMAN INC	NAUTILUS POPLAR	NA	4/30/2013	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 32: SWSE, E2SE	SURFACE USE AGREEMENT OVER: T29N-R51E SEC 32: SW/4SE/4, E/2SE/4	N/A				
25-085-12300	ROW	ZIMMERMAN INC	NAUTILUS POPLAR	NA	9/27/2013	POWER LINE ROW OVER: T28N-R51E SEC 2: NW	POWER LINE ROW OVER: T28N-R51E SEC 2: NW/4	N/A				
25-085-12301	ROW	ZIMMERMAN INC	NAUTILUS POPLAR	NA	10/28/2013	PIPE LINE ROW OVER: T28N-R51E SEC 2: NW	PIPE LINE ROW OVER: T28N-R51E SEC 2: NW/4	N/A				
25-085-12302	ROW	ZIMMERMAN INC	NAUTILUS POPLAR	NA	10/22/2013	SURFACE USE AGREEMENT OVER: T28N-R51E SEC 11: N2	SURFACE USE AGREEMENT OVER: T28N-R51E SEC 11: N/2	N/A				